SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                                   FORM  8-K

                          CURRENT  REPORT  PURSUANT  TO
                          SECTION  13  OR  15(d)  OF  THE
                        SECURITIES  EXCHANGE  ACT  OF  1934

                                 April  4,  2005
                                 -------------
               Date  of  report  (Date  of  earliest  event  reported)


                           ISLAND  RESIDENCES  CLUB,  INC.
            --------------------------------------------------------------
            (Exact  name  of  registrant  as  specified  in  its  charter)

                                   Delaware
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                (State  or  other  jurisdiction  of  incorporation)

            000-49978                                  20-3443790
    ---------------------------              ----------------------------------
     (Commission  File  Number)              (IRS  Employer  Identification No.)

            P.O.  Box  1947,  Noosa  Heads,  Queensland  4567,  Australia
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       (Address  of  principal  executive  offices)              (Zip  Code)

                               (61-7)  5474-1180
                               ----------------
             (Registrant's  Telephone  Number,  Including  Area  Code)

                             Island  Investments,  Inc.
         ------------------------------------------------------------
         (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

                                    FORM 8-K

ITEM  5.01  OTHER  EVENTS.

       On March 17, 2005, the Registrant's president, Graham J. Brsitow executed an Amendment to the Registrant's Certificate of Incorporation pursuant to which the name of the Registrant will be changed from " Island Investments, Inc." to "Island Residences Club, Inc."

ITEM  7.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

             (c) Exhibits. The following documents are being filed herewith by the Registrant as exhibits to this Current Report on Form 8-K:

       3.1 Certificate of Amendment to the Certificate of Incorporation of Island Investments, Inc. dated March 17, 2005.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ISLAND  RESIDENCES  CLUB,  INC.



Date:   April  4,  2005                         By:  /s/  Graham  J.  Bristow
                                                     --------------------------
                                                     Name:  Graham  J.  Bristow
                                                     Title:  President

EXHIBIT  NO.   EXHIBITS

3.1 Certificate of Amendment to the Certificate of Incorporation of Island Investments, Inc. dated March 17, 2005.